UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 16, 2022

LAFAYETTE SQUARE USA, INC.
(Exact name of Registrant as Specified in Its Charter)

DELAWARE	814-01427	87-2807075

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 SW 7th St, Unit 1911, Miami, Florida	33130-2992
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (786) 598-2089

Lafayette Square Empire BDC, Inc.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b- 2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.03.	Amendment to Articles of Incorporation or Bylaws.

On May 16, 2022, Lafayette Square Empire BDC, Inc. (the “Company”) filed with the Secretary of State of the State of Delaware a Certificate of Amendment to its Certificate of Incorporation to change its corporate name from “Lafayette Square Empire BDC, Inc.” to “Lafayette Square USA, Inc.”, effective May 16, 2022 (the “Name Change”). A copy of the Certificate of Amendment is attached as Exhibit 3.1 to this Current Report and is incorporated into this Item 5.03 by reference.

The Company’s board of directors also amended its bylaws to reflect the Name Change, effective on May 16, 2022. A copy of the amendment to the bylaws is attached as Exhibit 3.2 to this Current Report and is incorporated into this Item 5.03 by reference.

Item 8.01.	Other Events.
Prior to the commencement of investment operations, the Company changed its investment focus from lending to middle market companies that are primarily domiciled, headquartered and/or have a significant operating presence in the states of New York, New Jersey, Connecticut or Pennsylvania, and instead intends to invest in middle market businesses located across the United States.

The Company intends to invest in businesses that are primarily domiciled, headquartered and/or have a significant operating presence in each of the ten regions below, with a goal to invest at least 5% of its assets in each region over time. However, the Company anticipates that it could take some time to invest substantially all of the capital it expects to raise in a geographically diverse manner due to general market conditions, the time necessary to identify, evaluate, structure, negotiate and close suitable investments in private middle market companies, and the potential for allocations to other affiliated investment vehicles which focus their investments on a specific region. As a result, at any point in time, the Company may have a disproportionate amount of investments in certain regions and there can be no assurance that the Company will achieve geographic diversification across all ten regions.

•The Cascade Region: Alaska, Idaho, Oregon and Washington
•The Empire Region: New York, New Jersey, Connecticut and Pennsylvania
•The Far West Region: California, Hawaii and Nevada
•The Four Corners Region: Arizona, Colorado, New Mexico and Utah
•The Great Lakes Region: Illinois, Indiana, Michigan, Minnesota, Ohio and Wisconsin
•The Gulf Coast Region: Arkansas, Louisiana, Oklahoma and Texas
•The Mid-Atlantic Region: Delaware, Kentucky, Maryland, North Carolina, South Carolina, Tennessee, Virginia and West Virginia and the District of Columbia
•The Northeast Region: Maine, Massachusetts, New Hampshire, Rhode Island and Vermont
•The Plains Region: Iowa, Kansas, Missouri, Montana, Nebraska, North Dakota, South Dakota and Wyoming
•The Southeast Region: Alabama, Georgia, Florida and Puerto Rico.

Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You should understand that under Section 27A(b)(2)(B) of the Securities Act and Section 21E(b)(2)(B) of the Securities Exchange Act of 1934 as amended, or the Exchange Act, the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to forward-looking statements made in periodic reports the Company files under the Exchange Act. All statements other than statements of historical facts included in this Current Report are forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein. You should not place undue influence on such forward-looking statements as such statements speak only as of the date on which they are made.

Item 9.01.	Financial Statements and Exhibits.

3.1	Amendment to Certificate of Incorporation.
3.2	Amendment to Bylaws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Lafayette Square USA, Inc.

Date: May 19, 2022	By:	/s/ Damien Dwin
	Name:	Damien Dwin
	Title:	President and Chief Executive Officer